CONTACTS:
(Media):	Bill Mintz	(713) 296-7276
	Bob Dye	(713) 296-6662

(Investors):	Tom Chambers	(713) 296-6685
	Rob Rayphole	(713) 296-6160

(Web site):	www.apachecorp.com
APACHE’S PRODUCTION RISES 10 PERCENT TO RECORD 646,866 BOE PER DAY
FUELING SECOND-QUARTER EARNINGS OF $860 MILLION OR $2.53 PER SHARE
     Houston, July 20, 2010 — Apache Corporation (NYSE, Nasdaq: APA) today reported that higher oil output from international operations fueled record production in the second quarter as net income climbed to $860 million or $2.53 per diluted common share, nearly double the net income of $443 million or $1.31 per share in the prior-year period.
     Production totaled 646,866 barrels of oil equivalent (boe) per day, up 10 percent from the prior-year period. Liquid hydrocarbon production climbed to 348,272 barrels per day, up 19 percent from the prior-year period and 16 percent from the first quarter of 2010. Natural gas production increased to 1.79 billion cubic feet per day, a 1-percent increase from the year-earlier period and up 5 percent from the first quarter.
     Apache’s increased oil production was the result of a nearly sixfold increase in output in Australia, including a full quarter of production from the Van Gogh and Pyrenees oil developments, and higher output from the Faghur Basin in Egypt’s Western Desert. Natural gas production was higher in Australia, Gulf Coast, Egypt and the Anadarko Basin of western Oklahoma.
     Cash from operations before changes in operating assets and liabilities* totaled $1.8 billion in the second quarter, up 46 percent from $1.3 billion in the year-earlier period. At the end of the quarter, Apache’s cash balance was $1.8 billion.
     Apache’s second-quarter adjusted earnings*, which exclude certain items that impact the comparability of operating results, totaled $829 million or $2.44 per diluted share, up from $474 million or $1.41 per share in the prior-year period.

     “Apache’s second-quarter results illustrate the benefit of our focus on long-term growth,” said G. Steven Farris, chairman and chief executive officer. “We are realizing the benefit of significant discoveries and the investments Apache made to bring them on production. Apache’s financial results also benefitted from our balanced commodity mix at a time when oil prices remain strong relative to North American natural gas prices.”
     Apache’s international operations accounted for 56 percent of worldwide production. Liquids sales were 54 percent of worldwide production and 78 percent of revenue. Apache realized an average of $74.89 per barrel of oil, essentially unchanged from the first quarter, and $4.01 per thousand cubic feet (Mcf) of natural gas, down from $4.60 per Mcf in the first quarter.
     Apache’s second-quarter results include production from June 9 on Gulf Shelf assets acquired on that date from Devon Energy Corp. for $1.05 billion. The acquisition brought year-end 2009 estimated proved and probable reserves of 83 million boe across approximately 150 blocks.
     Apache also expects to close its previously announced merger with Mariner Energy upon approval of regulators and Mariner’s shareholders. Mariner is an independent producer with operations in the Gulf of Mexico, the Gulf Coast and the Permian Basin with year-end 2009 estimated proved reserves of 181 million boe (47 percent liquid hydrocarbons) as well as unbooked resource potential of 2 billion boe. Approval is projected for the third quarter.
     Apache Corporation is an oil and gas exploration and production company with operations in the United States, Canada, Egypt, the United Kingdom North Sea, Australia and Argentina. From time to time, Apache posts announcements, updates and investor information, in addition to copies of all press releases, on its Web site, www.apachecorp.com.
     *Adjusted earnings and cash from operations before changes in operating assets and liabilities are non-GAAP measures. Please see reconciliations below. For supplemental and non-GAAP information, please go to www.apachecorp.com/financialinfo.

Additional Information
     This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Apache has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 containing a preliminary proxy statement of Mariner Energy that also constitutes a preliminary prospectus of Apache. A definitive proxy statement/prospectus will be mailed to stockholders of Mariner. Apache and Mariner also plan to file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF MARINER ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, www.sec.gov. Copies of the documents filed with the SEC by Apache will be available free of charge on Apache’s website at www.apachecorp.com under the tab “Investors” or by contacting Apache’s Investor Relations Department at 713-296-6000. Copies of the documents filed with the SEC by Mariner will be available free of charge on Mariner’s website at www.mariner-energy.com under the tab “Investor Information” or by contacting Mariner’s Investor Relations Department at 713-954-5558. You may also read and copy any reports, statements and other information filed with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at (800) 732-0330 or visit the SEC’s website for further information on its public reference room.
     Apache, Mariner, their respective directors and executive officers and other persons may be deemed, under SEC rules, to be participants in the solicitation of proxies from stockholders of Mariner in connection with the proposed transaction. Information regarding Apache’s directors and officers can be found in its proxy statement filed with the SEC on March 31, 2010, and information regarding Mariner’s directors and officers can be found in its proxy statement filed with the SEC on April 1, 2010. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the transaction, by security holdings or otherwise, will be contained in the definitive proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
Forward-Looking Statements
     Statements in this document include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The opinions, forecasts, projections, future plans or other statements other than statements of historical fact, are forward-looking statements. We can give no assurance that such expectations will prove to have been correct. Actual results could differ materially as a result of a variety of risks and uncertainties, including: the timing to consummate the proposed transaction; the risk that a condition to closing of the proposed transaction may not be satisfied; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; negative effects from the pendency of the merger; our ability to achieve the synergies and value creation contemplated by the proposed transaction; our ability to promptly and effectively integrate the merged businesses; and the diversion of management time on transaction-related issues. Other factors that could materially affect actual results are discussed in Apache’s and Mariner’s most recent Forms 10-K as well as each company’s other filings with the SEC available at the SEC’s website at www.sec.gov. Actual results may differ materially from those expected, estimated or projected. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to publicly update or revise any of them in light of new information, future events or otherwise.

APACHE CORPORATION
FINANCIAL INFORMATION
(In thousands, except per share data)

	For the Quarter		For the Six Months
	Ended June 30,		Ended June 30,
	2010	2009	2010	2009
REVENUES AND OTHER:
Oil and gas production revenues	$2,968,765	$2,074,344	$5,662,390	$3,677,958
Other	3,145	19,034	(17,229)	49,245

	2,971,910	2,093,378	5,645,161	3,727,203

COSTS AND EXPENSES:
Depreciation, depletion and amortization
Recurring	729,751	573,359	1,368,249	1,153,976
Additional	—	—	—	2,818,161
Asset retirement obligation accretion	24,760	26,483	48,762	53,221
Lease operating expenses	445,949	405,273	886,195	802,762
Gathering and transportation	43,038	33,479	83,403	66,818
Taxes other than income	186,833	115,941	363,771	203,280
General and administrative	91,829	90,905	178,979	175,951
Financing costs, net	55,757	61,155	115,024	119,742

	1,577,917	1,306,595	3,044,383	5,393,911

INCOME (LOSS) BEFORE INCOME TAXES	1,393,993	786,783	2,600,778	(1,666,708)
Current income tax provision	339,151	218,247	682,125	220,741
Deferred income tax provision (benefit)	194,619	123,816	353,449	(575,229)

NET INCOME (LOSS)	860,223	444,720	1,565,204	(1,312,220)
Preferred stock dividends	—	1,420	—	2,840

INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCK	$860,223	$443,300	$1,565,204	$(1,315,060)

NET INCOME (LOSS) PER COMMON SHARE:
Basic	$2.55	$1.32	$4.64	$(3.92)

Diluted	$2.53	$1.31	$4.61	$(3.92)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	337,618	335,637	337,273	335,372

DILUTED SHARES OUTSTANDING	339,377	337,365	339,282	335,372

APACHE CORPORATION
FINANCIAL INFORMATION
(In thousands)

	For the Quarter		For the Six Months
	Ended June 30,		Ended June 30,
	2010	2009	2010	2009
COSTS INCURRED: (1)
North America exploration and development	$782,103	$381,782	$1,310,492	$887,098
International exploration and development	475,016	506,229	956,787	993,011
Oil and gas property acquisitions	1,028,724	183,195	1,033,394	243,220

	$2,285,843	$1,071,206	$3,300,673	$2,123,329

(1)	Includes noncash asset retirement costs and capitalized interest as follows:

Capitalized interest	$15,747	$14,972	$31,676	$30,981
Asset retirement costs	$292,373	$34,098	$314,607	$93,703

	June 30,	December 31,
	2010	2009
BALANCE SHEET DATA:
Cash and Cash Equivalents	$1,805,347	$2,048,117
Other Current Assets	2,701,593	2,537,732
Property and Equipment, net	25,123,455	22,900,615
Goodwill	189,252	189,252
Other Assets	612,760	510,027

Total Assets	$30,432,407	$28,185,743

Short-Term Debt	$116,205	$117,326
Other Current Liabilities	2,086,630	2,275,232
Long-Term Debt	4,896,127	4,950,390
Deferred Credits and Other Noncurrent Liabilities	5,657,685	5,064,174
Shareholders’ Equity	17,675,760	15,778,621

Total Liabilities and Shareholders’ Equity	$30,432,407	$28,185,743

Common shares outstanding at end of period	337,799	336,437

APACHE CORPORATION
FINANCIAL INFORMATION

	For the Quarter		For the Six Months
	Ended June 30,		Ended June 30,
	2010	2009	2010	2009
PRODUCTION DATA:
OIL VOLUME — Barrels per day
Gulf Coast	50,788	52,054	50,649	50,441
Central	2,929	2,212	2,652	2,242
Permian	35,812	34,264	35,843	34,959

United States	89,529	88,530	89,144	87,642
Canada	14,561	15,833	14,447	16,090

North America	104,090	104,363	103,591	103,732

Egypt	98,495	95,359	94,642	89,475
Australia	60,680	10,478	43,978	9,164
North Sea	58,141	59,688	57,995	60,089
Argentina	9,874	11,948	9,897	12,192

International	227,190	177,473	206,512	170,920

Total	331,280	281,836	310,103	274,652

NATURAL GAS VOLUME — Mcf per day
Gulf Coast	382,550	364,961	381,636	338,792
Central	206,386	202,594	198,478	206,697
Permian	85,950	95,279	93,247	92,405

United States	674,886	662,834	673,361	637,894
Canada	339,611	373,796	326,646	365,551

North America	1,014,497	1,036,630	1,000,007	1,003,445

Egypt	388,367	376,737	375,249	347,443
Australia	203,147	161,069	205,209	151,607
North Sea	2,516	2,645	2,540	2,663
Argentina	183,028	192,542	168,953	192,250

International	777,058	732,993	751,951	693,963

Total	1,791,555	1,769,623	1,751,958	1,697,408

NGL VOLUME — Barrels per day
Gulf Coast	4,903	3,935	4,901	3,614
Central	500	201	496	279
Permian	6,475	1,347	3,977	1,305

United States	11,878	5,483	9,374	5,198
Canada	1,996	2,052	1,866	2,082

North America	13,874	7,535	11,240	7,280
Argentina	3,118	3,091	3,204	3,114

Total	16,992	10,626	14,444	10,394

BOE per day
Gulf Coast	119,450	116,816	119,156	110,520
Central	37,827	36,178	36,228	36,971
Permian	56,612	51,491	55,362	51,665

United States	213,889	204,485	210,746	199,156
Canada	73,159	80,185	70,753	79,097

North America	287,048	284,670	281,499	278,253

Egypt	163,223	158,148	157,184	147,382
Australia	94,538	37,323	78,179	34,431
North Sea	58,560	60,129	58,418	60,533
Argentina	43,497	47,130	41,260	47,348

International	359,818	302,730	335,041	289,694

Total	646,866	587,400	616,540	567,947

APACHE CORPORATION
FINANCIAL INFORMATION

	For the Quarter		For the Six Months
	Ended June 30,		Ended June 30,
	2010	2009	2010	2009
PRICING DATA:
AVERAGE OIL PRICE PER BARREL
Gulf Coast	$76.95	$57.40	$76.94	$49.05
Central	74.20	56.07	74.66	45.94
Permian	73.95	52.23	74.50	43.36
United States (1)	74.20	57.00	74.26	49.95
Canada	70.87	55.17	73.10	46.49
North America (1)	73.73	56.72	74.10	49.41
Egypt	76.08	60.30	76.27	51.90
Australia	74.42	63.01	74.58	49.74
North Sea	78.78	58.77	76.58	51.51
Argentina	55.41	46.17	56.60	46.73
International	75.43	58.99	75.05	51.28
Total (1)	74.89	58.15	74.74	50.57

AVERAGE NATURAL GAS PRICE PER MCF
Gulf Coast	$4.45	$3.76	$5.07	$4.29
Central	4.23	2.96	4.95	3.38
Permian	4.76	4.08	6.03	3.94
United States (1)	5.11	3.88	5.58	4.21
Canada (1)	4.51	3.86	4.88	4.26
North America (1)	4.91	3.88	5.35	4.23
Egypt	3.51	3.85	3.54	3.73
Australia	2.22	1.82	2.22	1.71
North Sea	17.15	12.24	17.73	9.82
Argentina	1.88	1.89	2.01	1.94
International	2.83	2.92	2.88	2.82
Total (1)	4.01	3.48	4.29	3.65

AVERAGE NGL PRICE PER BARREL
Gulf Coast	$44.27	$27.13	$49.25	$26.33
Central	38.87	27.28	44.40	23.21
Permian	37.73	28.04	38.96	25.30
United States	40.48	27.36	44.63	25.90
Canada	35.76	24.23	37.97	22.40
North America	39.80	26.50	43.52	24.90
Argentina	25.68	15.91	30.23	16.51
Total	37.21	23.42	40.58	22.39

(1)	Prices reflect the impact of financial derivative hedging activities.

APACHE CORPORATION
FINANCIAL INFORMATION
(In thousands, except per share data)
NON-GAAP FINANCIAL MEASURES:
Reconciliation of income attributable to common stock to adjusted earnings:
The press release discusses Apache’s adjusted earnings. Adjusted earnings exclude certain items that management believes affect the comparability of operating results and are meaningful for the following reasons:

•	Management uses adjusted earnings to evaluate the company’s operational trends and performance relative to other oil and gas producing companies.

•	Management believes this presentation may be useful to investors who follow the practice of some industry analysts who adjust reported company earnings for items that may obscure underlying fundamentals and trends.

•	The reconciling items below are the types of items management believes are frequently excluded by analysts when evaluating the operating trends and comparability of the company’s results.

	For the Quarter		For the Six Months
	Ended June 30,		Ended June 30,
	2010	2009	2010	2009
Income (Loss) Attributable to Common Stock (GAAP)	$860,223	$443,300	$1,565,204	$(1,315,060)

Adjustments:
Foreign currency fluctuation impact on deferred tax expense	(31,511)	31,164	(24,927)	26,350
Additional depletion, net of tax	—	—	—	1,981,398

Adjusted Earnings (Non-GAAP)	$828,712	$474,464	$1,540,277	$692,688

Adjusted Earnings Per Share (Non-GAAP)
Basic	$2.45	$1.41	$4.57	$2.07

Diluted	$2.44	$1.41	$4.54	$2.05

Average Number of Common Shares
Basic	337,618	335,637	337,273	335,372

Diluted	339,377	337,365	339,282	337,198

Reconciliation of net cash provided by operating activities to cash from operations before changes in operating assets and liabilities:
The press release discusses Apache’s cash from operations before changes in operating assets and liabilities. It is presented because management believes the information is useful for investors because it is used internally and widely accepted by those following the oil and gas industry as a financial indicator of a company’s ability to generate cash to internally fund exploration and development activities, fund dividend programs, and service debt. It is also used by research analysts to value and compare oil and gas exploration and production companies, and is frequently included in published research when providing investment recommendations. Cash from operations before changes in operating assets and liabilities, therefore, is an additional measure of liquidity, but is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing, or financing activities.
The following table reconciles net cash provided by operating activities to cash from operations before changes in operating assets and liabilities.

	For the Quarter		For the Six Months
	Ended June 30,		Ended June 30,
	2010	2009	2010	2009
Net cash provided by operating activities	$1,932,012	$823,513	$3,085,441	$1,366,729
Changes in operating assets and liabilities	(97,289)	436,071	317,162	875,914

Cash from operations before changes in operating assets and liabilities	$1,834,723	$1,259,584	$3,402,603	$2,242,643